SCHEDULE 14A
                            (Rule 14a-101)
               INFORMATION REQUIRED IN PROXY  STATEMENT
                       SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

             TOUCHSTONE APPLIED SCIENCE ASSOCIATES,  INC.
       --------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)


    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

-----------------------------------------------------------------------------

(2)   Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

-----------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------------------

(5)   Total fee paid:

-----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

-----------------------------------------------------------------------------

(2)   Form, Schedule or Registration Statement No.:

-----------------------------------------------------------------------------

(3)   Filing Party:

-----------------------------------------------------------------------------

(4)   Date Filed:

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
                TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                   4 Hardscrabble Heights, P.O. Box 382
                        Brewster, New York  10509





                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       To be held on March 27, 1998





To the Stockholders of Touchstone Applied Science Associates, Inc.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation (the "Company"), will be held at the Company's headquarters at 4 Hardscrabble Heights, Brewster, New York 10509 on Friday, March 27, 1998 at the hour of 9:00 a.m. local time for the following purposes:

          (1)  To elect Directors of the Company;

          (2)  To ratify the appointment of independent auditors;
               and

          (3) To transact such other business as may properly come before the Meeting.

          Only stockholders of record at the close of business on February 13, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                         By Order of the Board of Directors,

                         LINDA G. STRALEY
                         Vice President and Secretary

Brewster, New York
February 27, 1998



IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                  4 Hardscrabble Heights, P.O. Box 382
                       Brewster, New York  10509

                    ANNUAL MEETING OF STOCKHOLDERS

                           PROXY STATEMENT

          This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of Touchstone Applied Science Associates, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement, together with the accompanying form of proxy and the Company's Annual Report for the fiscal year ended October 31, 1997, will be mailed together to stockholders on or about February 27, 1998.

          Stockholders of record at the close of business on February 13, 1998 are entitled to notice of, and to vote at, the Meeting. On that date there were issued and outstanding (i) 8,489,322 shares of Common Stock, par value $.0001 per share (the "Common Stock"), and (ii) 1,500 shares of Series A Preferred Stock, par value $.0001 per share (the "Preferred Stock"). Each share of Common Stock is entitled to one vote and each share of Preferred Stock is entitled to 3,000 votes.

          The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock and Preferred Stock outstanding and entitled to vote at the meeting is necessary to constitute a quorum. In deciding all questions, a holder of Common Stock shall be entitled to one vote and a holder of Preferred Stock shall be entitled to 3,000 votes, in person or by proxy, for each share held in his, her or its name on the record date. Directors will be elected by a plurality of the votes cast at the Meeting. The ratification or approval of all other proposals will be decided by a majority of the votes cast at the Meeting. Shares represented by proxies marked to withhold authority to vote, and shares represented by proxies that indicate that the broker or nominee stockholder thereof does not have discretionary authority to vote them will be counted to determine the existence of a quorum at the Meeting but will not affect the plurality or majority vote required.

          All proxies received pursuant to this solicitation will be voted (unless revoked) at the Meeting or any adjournment thereof in the manner directed by a stockholder and, if no direction is made, will be voted FOR the election of each of the management nominees for director in Proposal No. 1 and FOR the ratification of the independent auditors in Proposal No. 2. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a stockholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, American Stock Transfer & Trust Company, at 40 Wall Street, New York, New York 10005 or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy, thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

          As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing which will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxy. All expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone, telecopier, telegraph or personal calls. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                          AND MANAGEMENT

          The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock and Series A Preferred Stock, as of December 31, 1997, by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group.

          As of December 31, 1997, there were 8,489,322 shares of Common Stock outstanding, and 1,500 shares of Series A Preferred Stock outstanding. Each share of Common Stock is entitled to one vote per share and each share of Series A Preferred Stock is entitled to 3,000 votes per share. Consequently, there are an aggregate of 12,989,322 eligible votes for the Company's outstanding capital stock.

          All of the shares of Common Stock and Preferred Stock owned by Messrs. Simon and Ivens and Ms. Straley, other than shares deemed to be owned beneficially by such officers because they may be acquired through the exercise of currently exercisable stock options, are held in a voting trust (the "Voting Trust"), pursuant to a Voting Trust Agreement, dated as of August 19, 1992, as amended. Until his death, Bertram L. Koslin had been sole Voting Trustee. Julius Ostreicher, the attorney for the Estate of Bertram L. Koslin, Andrew L. Simon, the Chairman of the Board of Directors and the President of the Company, and Eileen West, a former director of the Company, have been appointed as successor Voting Trustees. For purposes of the table set forth below, each of such officers is listed as beneficially owning the shares of Common Stock and Preferred Stock listed opposite his or her name, even though the Voting Trust has the sole rights to vote such shares. Because the Voting Trust has the sole and exclusive power to exercise all voting rights with respect to the shares of Common Stock and Preferred Stock deposited in the Voting Trust, the Voting Trust has sole voting and dispositive power with respect to 1,441,055 shares of Common Stock (and, therefore, 1,441,055 votes) and with respect to 1,500 shares of Preferred Stock (and, therefore, 4,500,000 votes). Accordingly, the Voting Trust has the power to exercise 5,941,055 votes, or 45.7% of all eligible votes.


                           Shares of      Percent of       Shares of        Percent of
Name and Address of       Common Stock   Common Stock   Preferred Stock   Preferred Stock   Percent of all
Beneficial Owners and     Beneficially   Beneficially    Beneficially      Beneficially      Outstanding
Directors and Officers       Owned          Owned           Owned             Owned             Votes
----------------------------------------------------------------------------------------------------------
5% Beneficial Owners:
---------------------
Voting Trust, u/a dated    1,441,055        17.0%          1,500.0           100.0%             45.7%
August 19, 1992, as
amended, Julius
Ostreicher,
Andrew L. Simon
and Eileen West,
Voting Trustees
c/o Touchstone
Applied Science
Associates, Inc.,
4 Hardscrabble
Heights,
Brewster, NY 10509
---------------------------------------------------------------------------------------------------------
Estate of Bertram            454,170         5.4%            948.68           63.2%             25.4%
L. Koslin
c/o Ostreicher &
Ennis
225 Mamaroneck
Avenue
White Plains, NY 10605
----------------------------------------------------------------------------------------------------------
Eileen West                   21,500(a)      0.1%             10.74           0.72%              0.1%
56 Harrison Street
New Rochelle, NY 10801
----------------------------------------------------------------------------------------------------------
Officers and Directors:
-----------------------
Andrew L. Simon               649,902(b)     7.4%            179.0            11.9%              8.9%
1905 Hunterbrook Road
Yorktown Heights, NY 10598
----------------------------------------------------------------------------------------------------------
Stephen H. Ivens              304,976(c)     3.5%             89.5             6.0%              4.4%
272 River Drive
River Vale, NJ 07675
----------------------------------------------------------------------------------------------------------
Linda G. Straley              337,977(d)     3.9%             89.5             6.0%              4.6%
2 Circle Drive East
Ridgefield, CT 06877
----------------------------------------------------------------------------------------------------------
Steven R. Berger                5,000(e)     0.1%                0             0.0%               --(f)
3 Castle View Court
Rye Brook, NY  10573
----------------------------------------------------------------------------------------------------------
Michael Milone                 83,000(g)     0.1%                0             0.0%              0.6%
64 Calle del Norte
Placitas, NM 87043
----------------------------------------------------------------------------------------------------------
Michael D. Beck               284,500(h)     3.3%                0             0.0%              2.2%
35 Guion Street
Pleasantville, NY 10570
----------------------------------------------------------------------------------------------------------
Walter B. Barbe                10,000(i)     0.1%                0             0.0%               --(f)
910 Church Street
Honesdale, PA 18431
----------------------------------------------------------------------------------------------------------
Officers and Directors      2,455,255(j,k)  26.5%            1,500(j)        100.0%             50.6%
as a Group (7 persons)
----------------------------------------------------------------------------------------------------------

-------------------
(a)       Includes 21,500 shares which Ms. West has the right to acquire upon the exercise of currently exercisable stock options; excludes the shares of Common Stock and Preferred
          Stock held in the Voting Trust for the benefit of all members thereof, which Voting Trust is listed separately as a 5% shareholder in this Table. Ms. West is one of three Voting
          Trustees of the Voting Trust.

(b)       Includes 321,500 shares which Mr. Simon has the right to acquire upon the exercise of currently exercisable stock options, which options are not included in the Voting Trust;
          excludes (i) 1,500 shares of Common Stock owned by the retirement account of Mr. Simon's wife, as to which Mr. Simon disclaims beneficial ownership, and (ii) the shares of
          Common Stock and Preferred Stock held in the Voting Trust for the benefit of all of the members thereof, which Voting Trust is listed separately as a 5% stockholder in this table.
          Mr. Simon is one of three voting Trustees of the Voting Trust.

(c)       Includes 155,000 shares which Mr. Ivens has the right to acquire upon the exercise of currently exercisable stock options.

(d)       Includes 155,200 shares which Ms. Straley has the right to acquire upon the exercise of currently exercisable stock options.

(e)       Includes 5,000 shares which Mr. Berger has the right to acquire upon the exercise of currently exercisable stock options; excludes 2,500 shares which are the subject of options granted to Mr. Berger which are not currently exercisable.

(f)       Less than 0.1%.

(g)       Includes (i) 78,000 shares which are held in a Custodial SEP, of which Dr. Milone is the beneficiary, and (ii) 5,000 shares which Dr. Milone has the right to acquire upon the exercise of currently exercisable stock options; excludes 2,500 shares which are the subject of options granted to Dr. Milone which are not currently exercisable.

(h)       Inlcudes (i) 47,000 shares which are owned jointly with Mr. Beck's wife, (ii) 37,500 shares owned by Mr. Beck's minor daughter, and (iii) 125,000 shares which Mr. Beck has the right to acquire upon the exercise of currently exercisable stock options; excludes 37,500 shares owned by Mr. Beck's wife, as to which Mr. Beck disclaims beneficial ownership.

(i)       Excludes 125,000 shares which are the subject of options granted to Dr. Barbe which are not currently exercisable.

(j)       Includes shares held in the Voting Trust for the benefit of the Estate of Bertram L. Koslin,
          Eileen West and certain employees of the Company. Andrew L. Simon, Chairman of the
          Board of Directors and President of the Company, is one of three Voting Trustees of the
          Voting Trust.

(k)       Includes an aggregate of 766,700 currently exercisable options which are held by officers and directors of the Company, but are not included in the Voting Trust. Excludes an aggregate of 130,000 options held by officers and directors of the Company which are not currently exercisable and are not included in the Voting Trust.

                             PROPOSAL NO. 1

                         ELECTION OF DIRECTORS

             MANAGEMENT RECOMMENDS THAT YOU VOTE IN FAVOR OF
              THE NOMINEES NAMED TO THE BOARD OF DIRECTORS.

          Seven directors are to be elected at the Meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to such proxy for the election of the seven persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. All nominees are currently members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors.

          DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES
CAST AT THE MEETING.  THE VOTING TRUST INTENDS TO VOTE IN FAVOR
OF THE PROPOSAL.

          The following table sets forth information concerning each person nominated to serve as a director of the Company:

                                     First
                                     Became
Name                         Age    Director   Position
----                         ---    --------   --------


Walter B. Barbe, Ph.D.        71      1997     Director; and President,
                                               Modern Learning Press, Inc.

Michael D. Beck               51      1997     Director; Vice President;
                                               President and Chief
                                               Executive Officer, Beck
                                               Evaluation & Testing
                                               Associates, Inc.

Steven R. Berger             42       1996     Director

Stephen H. Ivens, Ph.D.      56       1995     Director; Vice President,
                                               DRP Services

Michael Milone, Ph.D.        52       1996     Director

Andrew L. Simon              55       1995(1)  Chairman of the Board of
                                               Directors; Chief Executive
                                               Officer; President; Chief
                                               Financial Officer

Linda G. Straley             42       1994     Director; Vice President,
                                               Operations; Secretary

(1)  Also served as a director of the Company from 1976 to 1991.

          WALTER B. BARBE was elected as a Director of the Company on May 30, 1997 and has been President and Publisher of Modern Learning Press, Inc. ("MLP"), the Company's wholly-owned subsidiary, since May 1, 1997. Dr. Barbe is also a Director of MLP. From 1990 until he joined MLP, Dr. Barbe was a Vice President of Universal Publishing. Prior to 1990, Dr. Barbe was the Editor in Chief of Highlights for Children, a children's
                       -----------------------
magazine publication. Additionally, Dr. Barbe was a professor and chairman of the Department of Special Education at Kent State University and has lectured extensively on various topics. Dr. Barbe received a B.S., an M.A. and a Ph.D. from Northwestern University and is a licensed psychologist, a publisher and a college professor.

          MICHAEL D. BECK was elected as a Director of the Company on March 28, 1997 and has been Vice President of the Company since January 2, 1997. Mr. Beck is also a Director of BETA. Since 1983, Mr. Beck has been President of BETA, which provides consulting and contractual services to school districts, state education departments and test and textbook publishers. As of January 2, 1997, BETA became a wholly-owned subsidiary of the Company and Mr. Beck continues to serve as the President of BETA. See "Certain Relationships and Related Transactions". Mr. Beck has also provided consulting services on matters of educational research and assessment for various organizations, including the U.S. Army Training Support Center and Pitney Bowes Corporation. Mr. Beck received an A.B. from John Carroll University and an M.A. from Fordham University.

          STEVEN R. BERGER was elected as a Director of the Company on March 29, 1996 and he also serves on the Company's Compensation Committee and Audit Committee. Mr. Berger has been a partner in the law firm of Christy & Viener in New York City since January 1989. Mr. Berger received an A.B. and a J.D. from
Harvard University.   Christy & Viener has acted as special
securities counsel to the Company since January 1995.

          STEPHEN H. IVENS was elected as a Director of the Company on March 31, 1995, and has been Vice President, DRP Services since June 1997. Prior to serving as Vice President, DRP Services, Mr. Ivens was Vice President of Research and Development from June 1994 and, prior to that, was Executive Director of DRP Services of the Company from August 1989. Mr. Ivens received a B.S. in Mathematics and M.S. in Guidance from Illinois State University and a Ph.D. in Educational Research from Florida State University. From 1970 to 1989 he was an Executive Director at the College Entrance Examination Board.

          MICHAEL MILONE was elected as a Director of the Company on March 29, 1996 and he also serves on the Company's Compensation Committee and Audit Committee. Dr. Milone is also a Director of each of MLP and BETA. Dr. Milone has been an educational writer and independent consultant to publishers and school districts since 1984. Dr. Milone received an M.A. from Gallaudet University and a Ph.D. from The Ohio State University, where he has served as an adjunct assistant professor in the Department of Educational Services and Research.

          ANDREW L. SIMON was elected as Director and as President and Treasurer of the Company on March 31, 1995. Mr. Simon is also a Director of MLP and is a Director and Secretary of BETA. He served as Interim President of TASA from June 1994 through March 31, 1995. He was a founder of the Company and previously served as a Director from 1976 to 1991 and has acted as a financial consultant to the Company since its inception in 1976. From 1983 to 1986, he was a Vice President/Marketing Division Head in the Private Clients Group at Bankers Trust Company. He was a Vice President at Citibank, NA, where he held a number of senior marketing and sales positions, from 1980 to 1983. Prior to 1980, Mr. Simon served as Marketing Director for several consumer package goods companies including Norcliff-Thayer and Lederle Laboratories. He holds an M.B.A. from Columbia University and a B.A. from Washington University.
Mr. Simon is a trustee of the Harvey School and previously served as a director of the City of Poughkeepsie Partnership.

          LINDA G. STRALEY was elected as a Director of the Company and has been Vice President of Operations since June 1994. From June 1994 through March 31, 1995, she was Chairman of the Board of Directors. She has been Secretary since August 1992 and, since 1984, she has served as director of DRP Services for the Company. Ms. Straley received a B.A. in Education from Bethany College and an M.S. in Psychology and Statistics from the State University of New York.

COMMITTEES AND MEETINGS

          The Company does not presently have any standing nominating committee of the Board of Directors or committee performing similar functions.

          The Board of Directors had 2 meetings during the fiscal year ended October 31, 1997 ("Fiscal 1997") and otherwise acted by unanimous written consent. All directors attended 100% of the meetings.

          The Compensation Committee, which consists of Mr. Berger and Dr. Milone, had 3 meetings during Fiscal 1997 and otherwise acted by unanimous written consent. The Compensation Committee, among other things, sets compensation for the employees of the Company and administers the Company's Amended and Restated 1991 Stock Option Incentive Plan. All members of the Compensation Committee attended 100% of the meetings.

          The Audit Committee, which consists of Mr. Berger and Dr. Milone, had 2 meetings during Fiscal 1997 and otherwise acted by unanimous written consent. The Audit Committee, among other things, reviews the financial statements with the Company's independent auditors.

                     EXECUTIVE COMPENSATION

          The following table shows compensation for services rendered to the Company during the fiscal years ended October 31, 1997, 1996 and 1995, respectively, by the Chief Executive Officer, the Vice President, DRP Services, the Vice President, Operations and the President of BETA. Each executive officer serves under the authority of the Board of Directors. No other executive officer of the Company received cash compensation that exceeded $100,000 during the fiscal years ended October 31, 1997, 1996 and 1995. Therefore, pursuant to Item 402 of Regulation S-B, only compensation for each of the Chief Executive Officer, the Vice President, DRP Services, Vice President, Operations and President of BETA is shown in the Summary Compensation Table below.

                                  SUMMARY COMPENSATION TABLE


                        Annual Compensation                                 Long-Term Compensation
                        -------------------------------------------------------------------------------


                                                                      Awards                 Payouts
                                                                  -------------------------------------

                                                  Other Annual                Securities                 All Other
                                                     Compen-    Restricted    Underlying         LTIP     Compen-
                                                      sation      Stock      Options/SARs(1)   Payouts     sation
Name and Principal    Year    Salary($)   Bonus($)      ($)     Award(s)($)      (#)             ($)        ($)
------------------------------------------------------------------------------------------------------------------

Andrew L. Simon,      1997    $135,000      0        $39,025(3)     0         239,000(2)          0          0
President, Chief      1996     109,568      0         33,707(3)     0          82,500             0          0
Executive Officer     1995      99,112   $2,500       32,271(3)     0             0               0          0
and Chief Financial
Officer
------------------------------------------------------------------------------------------------------------------
Stephen H. Ivens,     1997    $112,000      0        $35,210(4)     0        102,500(2)           0          0
Vice President,       1996     107,068      0         34,163(4)     0         52,500              0          0
DRP Services          1995     102,498   $2,500       32,811(4)     0            0                0          0
------------------------------------------------------------------------------------------------------------------
Linda G. Straley,     1997    $ 91,500      0        $23,635(5)     0        102,700(2)           0          0
Vice President,       1996      88,125      0         25,951(5)     0         52,500              0          0
Operations,           1995      72,500   $2,500       23,982(5)     0            0                0          0
and Secretary
------------------------------------------------------------------------------------------------------------------
Michael D. Beck,     1997     $ 83,333(8)   0        $24,622(6)     0        125,000(7)           0          0
Vice President,      1996            0      0              0        0              0              0          0
TASA; President      1995            0      0              0        0              0              0          0
and Chief Executive
Officer, BETA
------------------------------------------------------------------------------------------------------------------

(1)       To date, the Company has issued no SARs
(2) Granted in connection with the rejuvenation of certain options held by all employees of the Company, pursuant to which certain severely out-of-the-money options were canceled and new options to purchase an equal number of shares were granted, each with a new expiration date and a new exercise price equal to the fair market value of the Company's Common Stock on March 28, 1997, the date of the Rejuvenation. See "Report of the Compensation Committee", below.
(3) Includes: contributions of $20,250, $16,435, and $15,242 to the Company's qualified 401(k) Profit Sharing Plan (the "401(k)"), in the fiscal years ended October 31, 1997, 1996, 1995, respectively; and $8,250 annually for a company car.
(4) Includes: contributions of $16,800, $16,060 and $15,750 to the Company's 401(k) in the fiscal years ended October 31, 1997, 1996, 1995, respectively; and $6,100,
          $7,250, and $7,250 for a company car, in the fiscal years ended October 31, 1997, 1996, 1995, respectively.
(5) Includes: contributions of $10,980, $13,219 and $11,250 to the Company's 401(k) in the fiscal years ended October 31, 1997, 1996, 1995, respectively; and $3,100,
          $7,250, and $7,250 for a company car, in the fiscal years ended October 31, 1997, 1996, 1995, respectively.
(6) Includes: a contribution of $12,500 to the Company's 401(k) in Fiscal 1997; and $4,460 for a company car in Fiscal 1997.
(7) Granted as part of the purchase price for the acquisition of BETA by the Company.
(8) Represents salary paid since the commencement of Mr. Beck's employment by the Company on January 2, 1997.


EMPLOYMENT CONTRACTS

          On March 1, 1996, the Company entered into an employment agreement with each of Andrew L. Simon, Linda G. Straley and Stephen H. Ivens, pursuant to which the Company agreed to employ Mr. Simon, Ms. Straley and Mr. Ivens, and each of Mr. Simon, Ms. Straley and Mr. Ivens agreed to remain, as the Company's President and Chief Executive Officer, Vice President, Operations and Vice President, DRP Services, respectively, for a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in each such agreement.

          As of January 2, 1997, the Company entered into an employment agreement with Michael D. Beck, pursuant to which the Company agreed to employ Mr. Beck, and Mr. Beck agreed to remain, as a vice president of TASA and President and Chief Executive Officer of BETA, for a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in such agreement.

          In the employment agreements with each of Messrs. Simon, Ivens and Beck and Ms. Straley, the Company has agreed to provide for certain benefits and protections for such executive officers in connection with a change of control of the Company. Such agreements provide that upon the occurrence of a change of control (as defined in each agreement), such executive's employment agreement would continue until the earlier of three years from the date of such change of control or the date all of the Company's obligations under the employment agreement are satisfied. In addition, in the event of a change of control, each executive officer would be awarded for each fiscal year during the employment term, an annual bonus in cash at least equal to the average annual bonus payable to such executive in respect of two of the last three fiscal years immediately preceding the date of the change of control in which bonuses paid were higher. In addition, Mr. Beck's employment agreement provides that, in the event of a change of control, he would be entitled to receive a bonus equal to the average annual bonus payable to Mr. Beck from the Company in respect of two of the last three fiscal years immediately preceding the date of any change of control in which the bonuses paid were higher.

          As of May 1, 1997, MLP entered into an employment agreement with Walter B. Barbe, pursuant to which MLP agreed to employ Dr. Barbe, and Dr. Barbe agreed to remain, as MLP's President and Publisher for a term of one year, subject to automatic yearly extensions and certain rights of termination as provided in each such agreement.

          Each employment agreement contains a non-competition clause for two years following termination of the executive's employment.

          Generally, each employee of the Company has agreed to the assignment to the Company of the employee's rights to any inventions relating to the Company's business or interest which were conceived both prior to and during the period of employment and, except under certain specified conditions, the Company's employees are prohibited from competing for one year with the Company in areas in which he or she was employed.

STOCK INCENTIVE PLAN

          The Board of Directors of the Company adopted the 1991 Stock Option Incentive Plan (the "Option Plan") on August 25, 1991 in order to attract and retain qualified personnel, which Option Plan was approved by the stockholders on August 25, 1991. The Board of Directors adopted the Amended and Restated 1991 Stock Option Incentive Plan (the "Amended Option Plan") in February 1996, which Amended Option Plan amended and restated the Option Plan and was approved by the stockholders of the Company on March 29, 1996. Under the Amended Option Plan, options to purchase up to 2,500,000 shares of Common Stock may be granted to employees, officers, directors and consultants of the Company. The Amended Option Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the terms of the Amended Option Plan, the Committee is authorized to select optionees and determine the number of shares covered by each option and certain of its other terms. The exercise price of stock options granted under the Amended Option Plan may not be less than the fair market value of the Company's Common Stock on the date of the grant. In general, options become exercisable after the first anniversary of the date of grant. The period within which any stock option may be exercised cannot exceed ten years from the date of grant. Options held by a terminated employee expire three months after termination except in the event of death, disability or termination for cause. No one participant may receive, in any one fiscal year, awards under the Amended Option Plan which would entitle the Participant to receive more than 200,000 shares.

          In Fiscal 1995, the Company granted a total 72,500 options under the Option Plan; in Fiscal 1996, the Company granted a total of 233,000 options under the Amended Option Plan; and in Fiscal 1997, the Company granted a total of 1,018,250 options under the Amended Option Plan of which 715,750 options were granted in connection with the Rejuvenation. In Fiscal 1995, 18,900 options under the Option Plan were forfeited; in Fiscal 1996, 637,678 options under the Amended Option Plan were canceled or forfeited; and in Fiscal 1997, 715,750 options under the Amended Option Plan were canceled. As of December 15, 1997, there were 1,355,250 options in the aggregate outstanding under the Amended Option Plan.

                         OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                        Individual Grants
-----------------------------------------------------------------------------------------------------------------
                            Number of Securities
                                 Underlying               Percent of Total          Exercise or
                          Options/SARs(1) Granted      Options/SARs Granted to       Base Price
     Name                           (#)              Employees in Fiscal Year(3)       ($/Sh)     Expiration Date
-----------------------------------------------------------------------------------------------------------------

Andrew L. Simon,              239,000(2)(5)                    26.6%                  $0.719       March 27, 2007
President, Chief
Executive Officer and
Chief Financial
Officer
-----------------------------------------------------------------------------------------------------------------
Stephen H. Ivens,             102,500(2)(5)                    11.4%                  $0.719       March 27, 2007
Vice President, DRP
Services
-----------------------------------------------------------------------------------------------------------------
Linda G. Straley,             102,700(2)(5)                    11.4%                  $0.719       March 27, 2007
Vice President,
Operations, and
Secretary
-----------------------------------------------------------------------------------------------------------------
Michael D. Beck,              125,000(4)                       13.9%                  $0.531      January 2, 2002
Vice President,
TASA;  President
and Chief Executive
Officer, BETA
-----------------------------------------------------------------------------------------------------------------

(1)       To date, the Company has issued no SARs.
(2)       These options became exercisable on September 29, 1997.
(3) Includes all options granted to employees and directors under the Amended Option Plan, the Directors Stock Option Plan and the Consultants Stock Incentive Plan in Fiscal 1997.
(4)       These options became exercisable on January 3, 1998.
(5)       Granted in connection with the Rejuvenation.




                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                             AND FY-END OPTION/SAR VALUES


                                                             Number of            Value of
                                                       Securities Underlying    Unexercised
                                                            Unexercised        In-the-Money
                                                          Options/SARs(1)      Options/SARs(1)
                                                           at FY-End(#)         at FY-End ($)
                                                      ----------------------------------------
                        Shares Acquired     Value          Exercisable/          Exercisable/
Name                    on Exercise (#)   Realized ($)    Unexercisable         Unexercisable
-----------------------------------------------------------------------------------------------------
Andrew L. Simon,             0                0            321,500/0             $30,580/$0.00(2)
President, Chief
Executive Officer
and Chief
Financial Officer
-----------------------------------------------------------------------------------------------------
Stephen H. Ivens,            0                0            155,000/0             $13,542/$0.00(2)
Vice President,
DRP Services
-----------------------------------------------------------------------------------------------------
Linda G. Straley,            0                0            155,200/0             $13,517/$0.00(2)
Vice President,
Operations, and
Secretary
-----------------------------------------------------------------------------------------------------
Michael D. Beck,             0                0            o/125,000(3)          $0.00/$39,125(2)(3)
Vice President,
TASA;  President
and Chief Executive
Officer, BETA
-----------------------------------------------------------------------------------------------------

(1)      To date, the Company has issued no SARs.
(2)      Based on the closing bid price of the Company's Common
         Stock on NASDAQ on October 31, 1997, or  $0.844.
(3)      Became exercisable on January 3, 1998.


                Report of the Compensation Committee

         During Fiscal 1997, the Compensation Committee of the Board of Directors determined to institute an option "rejuvenation" program (the "Rejuvenation"), rather than award new options to employees. Pursuant to the Rejuvenation, each employee of the Company, including executive officers, holding severely out-of-the-money options previously granted to him or her under the Option Plan in the fiscal years ended October 31, 1992, 1993, and 1994 would forfeit such options in exchange for options to purchase the same number of shares of the Company's Common Stock as was represented by the options so forfeited. In each instance, a new six-month vesting schedule, a new expiration date of March 27, 2007 and a new exercise price equal to the fair market value of the Company's Common Stock on March 27, 1997 was established.

         The Compensation Committee believes that the Rejuvenation is in the best interests of the Company, as it provides the Company's employees with a meaningful incentive compensation opportunity in light of the trading prices of the Company's Common Stock and does not further deplete the shares of Common Stock available for future grants under the Amended Option Plan.

         The options held by Messrs. Simon and Ivens and Ms. Straley which were granted in the fiscal years ended October 31, 1992, 1993, and 1994 were forfeited in connection with the Rejuvenation. The Compensation Committee acknowledges that Mr. Simon's grant exceeds the annual grant limit per employee per year imposed by the Amended Option Plan; however, as the grant was not a grant of new shares from the Amended Option Plan, but merely a re-grant of three years' worth of options at a new exercise price, the Compensation Committee opted to waive this limitation in this one instance.

                            Submitted by:

                        Compensation Committee
                        ----------------------
                          Steven R. Berger
                           Michael Milone


DIRECTORS COMPENSATION

         The Board of Directors of the Company adopted the Directors Plan in February 1996 in order to aid the Company in attracting, retaining and motivating independent directors, which Directors Plan was approved by the stockholders of the Company on March 29, 1996. Under the Directors Plan, non-qualified stock options to purchase up to 100,000 shares of Common Stock may be granted to non-employee directors of the Company, which options are granted automatically at the times and in the manner stated in the Directors Plan.

         Subject to the terms of the Directors Plan, each non-employee director receives 5,000 options on the day he (she) first is elected to the Board of Directors, and 2,500 options on the date of each annual meeting of the stockholders of the Company, provided he (she) is re-elected to the Board of Directors. The exercise price of stock options granted under the Directors Plan is the fair market value of the Company's Common Stock on the date of grant. The options become exercisable after the first anniversary of the date of grant and the term of the option cannot exceed ten years. On March 29, 1996, the Company granted 10,000 options; and on March 28, 1997, the Company granted 5,000 options.

         On March 11, 1997, the Company entered into a consulting contract with Michael Milone, pursuant to which Dr. Milone would provide consulting services to the Company in exchange for the grant of options to purchase 30,000 shares of the Company's Common Stock pursuant to the Consultants Stock Incentive Plan (the "Consultants Plan"). The agreement expired October 31, 1997.

         Directors receive no compensation, other than the options pursuant to the Directors Plan, for services in such capacity.

OTHER PLANS

         Consultants Stock Incentive Plan.  In March 1997, the
         --------------------------------
Board of Directors of the Company adopted the Consultants Plan, pursuant to which options to purchase up to 200,000 shares of Common Stock may be granted to consultants to the Company. The Consultants Plan is administered by the Board of Directors of the Company. Subject to the terms of the Consultants Plan, the Board is authorized to select optionees and determine the number of shares covered by each option and certain of its other terms. In general, the exercise price of stock options granted under the Consultants Plan is the fair market value of the Company's Common Stock on the date of the grant, however, the Board has the discretion to use another method of valuation if it determines that such other valuation is warranted. In general, options become exercisable six months from the date of grant, although the Board has discretion to set either longer or shorter vesting periods. The period within which any stock option may be exercised cannot exceed ten years from the date of grant. If a consultant's association with the Company is terminated prior to the end of its agreed term, all unexercised, deferred and unpaid awards shall be canceled immediately, except in the event of the Consultant's death or disability. In Fiscal 1997, 50,000 options were granted under the Consultants Plan.

         Profit Sharing Plan. The Company has a qualified 401(k)
         -------------------
Profit Sharing Plan. The 401(k) Plan allows employees to contribute up to 15 percent of income through Company contributions and a salary reduction mechanism. Company contributions to the 401(k) Plan are optional and accrue at the discretion of the Board of Directors. For Fiscal 1997, Fiscal 1996 and Fiscal 1995, the Company made a contribution to profit sharing equal to five percent (5%) of each eligible employee's compensation, thereby limiting each eligible employee to contribute up to ten percent (10%) of compensation.

         Net assets for the 401(k) Plan, as estimated by the Massachusetts Mutual Life Insurance Company which maintains such plan's records, are $1,523,346 at October 31, 1997.

         Money Purchase Pension Plan.  In October 1991, the
         ---------------------------
Company adopted a Money Purchase Pension Plan, which has been qualified by the Internal Revenue Service. Under this Plan, the Company makes an annual contribution to the Plan equal to ten percent (10%) of each eligible employee's compensation.

         Net assets for the Money Purchase Pension Plan, as estimated by the Massachusetts Mutual Life Insurance Company which maintains such plan's records, are $742,342 at October 31, 1997.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than ten percent of the Company's outstanding common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other securities of the Company on Forms 3, 4 and 5, and to furnish the Company with copies of all such forms they file. Based on a review of copies of such reports received by the Company, all of the Company's directors and officers timely filed all reports required with respect to Fiscal 1997.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         As of January 2, 1997 (the "Agreement Date"), the Company purchased all of the outstanding capital stock of BETA from the holders of such shares for a purchase price equal to (i) $130,000 in cash, (ii) $150,000 payable in promissory notes, bearing interest at the rate of 8 1/4% and maturing on January 2, 1999, and (iii) 150,000 shares of the Company's Common Stock, par value $.0001 per share. Michael D. Beck, Vice President and Director of the Company and President and Chief Executive Officer of BETA, Connie Beck, Mr. Beck's wife, and Amanda Beck, Mr. Beck's minor daughter, were the shareholders of BETA at the time of its acquisition. Pursuant to the Stock Purchase Agreement, Mr. Beck has the option to repurchase all of the outstanding capital stock of BETA from the Company for a period of six years from the Agreement Date, provided that Mr. Beck may not exercise the option prior to the third anniversary of the Agreement Date unless his employment with the Company and BETA is not renewed at the expiration of the initial three-year term or has been terminated for "cause" or "disability" or he leaves after a change of control for "good reason" (as contemplated by his employment agreement). The option exercise price is subject to a formula and varies based upon the reason for, and timing of, exercise.

         One of the Company's directors, Steven R. Berger, is a partner in Christy & Viener, which acts as special securities counsel to the Company. The Company paid legal fees of $124,864, $112,458 and $84,362 to Christy & Viener for the fiscal years ended October 31, 1997, 1996 and 1995, respectively.

                            PROPOSAL NO. 2

                 RATIFICATION OF INDEPENDENT AUDITORS

            MANAGEMENT RECOMMENDS THAT YOU VOTE TO RATIFY
             THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

         The Board of Directors of the Company has appointed the firm of Lazar, Levine & Felix LLP ("Lazar") as its independent auditors for the 1998 fiscal year. While it is not required to do so, the Company is submitting the appointment of Lazar to the stockholders for ratification. Lazar has been serving the Company in this capacity since September 1995. A representative from Lazar will be present at the Meeting and will be given the opportunity to make a statement if the representative desires to do so. The representative is expected to be available to respond to appropriate questions. If the appointment of Lazar is not ratified by the stockholders of the Company, the Board of Directors will reconsider the appointment of Lazar.

         THE APPOINTMENT OF THE INDEPENDENT AUDITORS WILL BE
RATIFIED BY A MAJORITY OF THE VOTES CAST.  THE VOTING TRUST
INTENDS TO VOTE IN FAVOR OF THE PROPOSAL.


                        OTHER INFORMATION

         Accompanying this Proxy Statement and the notice of meeting which is the first page of this Proxy Statement is the Company's Proxy and Annual Report for its fiscal year ended
October 31, 1997.

                 PROPOSALS OF SECURITY HOLDERS

         Proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting no later than October 30, 1998.

                  AVAILABILITY OF ANNUAL REPORT

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997, AS FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION, WILL BE PROVIDED FREE OF
CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO:

      Ms. Linda G. Straley, Vice President and Secretary,
  Touchstone Applied Science Associates, Inc., P.O. Box 382,
       4 Hardscrabble Heights, Brewster, New York 10509.


                             LINDA G. STRALEY
                             Vice President and Secretary

Brewster, New York
February 27, 1998


               TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
          PROXY--Annual Meeting of Stockholders--March 27, 1998
               PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, a stockholder of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation (the "Company"), does hereby appoint ANDREW L. SIMON and LINDA G. STRALEY, and each of them, the true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all of the shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the headquarters of the Company at 4 Hardscrabble Heights, Brewster, New York 10509, on March 27, 1998, at 9:00 a.m., local time, and at any adjournment or adjournments thereof.

      Please mark
 [X]  votes as in
      this example

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED IN ACCORDANCE
       WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.   Election of Directors

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES.

     Nominees: Walter B. Barbe, Michael D. Beck, Steven R. Berger,
               Stephen H. Ivens, Michael Milone, Andrew L. Simon, and Linda G. Straley


                              WITHHELD
         FOR ALL   [  ]       FROM ALL  [  ]
         NOMINEES             NOMINEES


     For, except vote withheld from the following nominee(s):


     [  ]------------------------------------------------------------------



2.   Ratification of the Company's Independent Auditors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION.


         FOR    [  ]          AGAINST  [  ]       ABSTAIN   [  ]




3. To vote with discretionary authority with respect to all other matters which may come before the meeting.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated February 27, 1998, and a copy of the Annual Report for the fiscal year ended October 31, 1997.


  [  ]   MARK HERE FOR ADDRESS CHANGE AND INDICATE CHANGE:



Signature:                                             Date
          -------------------------------------------       -----------------

Signature:                                             Date
          -------------------------------------------       -----------------

NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.